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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
BroadVision, Inc.

    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG PEAT MARWICK LLP

San Jose, California

June 15, 1996


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